UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50089

Date of Report: December 18, 2006

NATIONAL ENERGY SERVICES COMPANY, INC
(Exact name of registrant as specified in its charter)

Nevada	52-2082372
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3153 Fire Road, Suite 2C, Egg Harbor Township, NJ	08234
(Address of principal executive offices)	(Zip Code)
(800) 758-9288
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Sale of Unregistered Securities

On December 18, 2006 National Energy Services Company issued 10,868,562 shares of common stock to Charter Management, LLC.  The common shares were issued upon conversion of all of the outstanding Series A Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Energy Services Company, Inc.

Dated:  December 18, 2006

By:/s/ _John Grillo_______

       John Grillo, President